UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2024

Cassava Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41905	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment”) of Cassava Sciences, Inc. (the “Company”) is being filed to amend the Current Report on Form 8-K furnished on August 8, 2024 (the “Initial 8-K”) announcing the Company’s financial results for the quarter ended June 30, 2024 solely for the purpose of correcting an error in the Net income (loss) per share, diluted presented for the Six months ended June 30, 2024. No other figures or information in the Initial 8-K are impacted by this correction and no other changes are made to the Initial 8-K.

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2024, the Company issued a press release announcing financial results for the quarter ended June 30, 2024 (the “Earnings Release”). Within the financial tables included in the Earnings Release, the Company incorrectly presented Net income (loss) per share, diluted for the Six months ended June 30, 2024 as $(1.72). The Company is filing this Amendment to provide the corrected Net income (loss) per share, diluted for the Six months ended June 30, 2024 of $(0.28), which was correctly presented in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2024 filed with the Securities and Exchange Commission on August 8, 2024.

The information provided in this Amendment is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.

Date: August 9, 2024	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer